UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2009
ZIMMER HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16407 (Commission File Number)	13-4151777 (IRS Employer Identification No.)
345 East Main Street
Warsaw, Indiana 46580
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (574) 267-6131
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation of a Registrant
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-4.2
EX-5.1
EX-99.1
EX-99.2

Item 1.01. Entry into a Material Definitive Agreement.
          (a) Indenture
          On November 17, 2009, Zimmer Holdings, Inc. (the “Company”) and Wells Fargo Bank, National Association, as trustee (the “Trustee” and, together with the Company, the “Indenture Parties”), entered into an Indenture (the “Indenture”), the form of which was filed as Exhibit 4.8 to the Company’s Registration Statement on Form S-3 (No. 333-163043) (the “Registration Statement”) filed with the Securities and Exchange Commission on November 12, 2009, and is incorporated herein by reference.
          (b) First Supplemental Indenture
          On November 17, 2009, the Indenture Parties entered into a First Supplemental Indenture (the “First Supplemental Indenture”) to the Indenture. The First Supplemental Indenture relates to the Company’s 4.625% Senior Notes due 2019 (the “2019 Notes”) and 5.750% Senior Notes due 2039 (the “2039 Notes” and, together with the 2019 Notes, the “Notes”). On November 17, 2009, the Company issued and sold $500 million aggregate principal amount of the 2019 Notes, and $500 million aggregate principal amount of the 2039 Notes, in a public offering pursuant to the Registration Statement. The First Supplemental Indenture and the form of each series of Notes are filed as Exhibits 4.2, 4.3 and 4.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The Notes are senior unsecured obligations of the Company. The First Supplemental Indenture and the Notes contain certain covenants and provide for optional and mandatory redemption or repurchase under certain circumstances.
          The Company will pay interest on the Notes on May 30 and November 30 of each year, beginning on May 30, 2010. The 2019 Notes will mature on November 30, 2019. The 2039 Notes will mature on November 30, 2039. The Company intends to use the net proceeds from the sale of the Notes to repay the outstanding U.S. dollar denominated balance of its senior unsecured credit facility and for general corporate purposes, including the financing of its authorized stock repurchase program.
          (c) Underwriting Agreement
          On November 12, 2009, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with Banc of America Securities LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. as representative of the several Underwriters named therein, relating to the sale by the Company of $500 million aggregate principal amount of the 2019 Notes and $500 million aggregate principal amount of the 2039 Notes. The Underwriting Agreement contains customary terms and conditions. The Company’s representations in the Underwriting Agreement were made as of the date thereof in connection with negotiation of the contract, are subject to qualifications and limitations agreed to by the parties, may have been used for purposes of allocating risk between the parties rather than for the purpose of establishing matters as facts, and should not be relied upon as though such representations were made to any holders of securities of the Company. You should read the information provided in the filing and in the Company’s other filings with the Securities and Exchange Commission.
          Certain of the underwriters and their affiliates have provided, are currently providing and in the future may continue to provide investment banking, commercial banking and other financial services to the Company in the ordinary course of business for which they have received and will receive customary compensation.
          The descriptions of the Indenture, the First Supplemental Indenture and the Underwriting Agreement set forth above do not purport to be complete and are qualified in their entirety by reference to the text of the applicable agreement, each of which is included as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation of a Registrant.
          The information included in Item 1.01(b) above is incorporated by reference into this Item 2.03.
Item 8.01. Other Events.
          On November 12, 2009, the Company issued press releases announcing the offering of the Notes and the sale of the Notes. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2, respectively.
Item 9.01. Financial Statements and Exhibits.
(d)      Exhibits.
           The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

1.1	Underwriting Agreement dated as of November 12, 2009 among Zimmer Holdings, Inc. and Banc of America Securities LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as representatives of the several Underwriters named therein.

4.1	Indenture dated as of November 17, 2009 between Zimmer Holdings, Inc. and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to the form filed as Exhibit 4.8 to the Company’s Registration Statement on Form S-3 filed November 12, 2009).

4.2	First Supplemental Indenture to the Indenture dated as of November 17, 2009 between Zimmer Holdings, Inc. and Wells Fargo Bank, National Association, as Trustee.

4.3	Form of 4.625% Note due 2019 (included in Exhibit 4.2 hereto).

4.4	Form of 5.750% Note due 2039 (included in Exhibit 4.2 hereto).

5.1	Opinion of Baker & Daniels LLP.

23.1	Consent of Baker & Daniels LLP (included in Exhibit 5.1 hereto).

99.1	Press Release, dated November 12, 2009, issued by Zimmer Holdings, Inc.

99.2	Press Release, dated November 12, 2009, issued by Zimmer Holdings, Inc.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: November 17, 2009

ZIMMER HOLDINGS, INC.

By: Name: Title:	/s/ Chad F. Phipps Chad F. Phipps Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated as of November 12, 2009 among Zimmer Holdings, Inc. and Banc of America Securities LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as representatives of the several Underwriters named therein.

4.1	Indenture dated as of November 17, 2009 between Zimmer Holdings, Inc. and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to the form filed as Exhibit 4.8 to the Company’s Registration Statement on Form S-3 filed November 12, 2009).

4.2	First Supplemental Indenture to the Indenture dated as of November 17, 2009 between Zimmer Holdings, Inc. and Wells Fargo Bank, National Association, as Trustee.

4.3	Form of 4.625% Note due 2019 (included in Exhibit 4.2 hereto).

4.4	Form of 5.750% Note due 2039 (included in Exhibit 4.2 hereto).

5.1	Opinion of Baker & Daniels LLP.

23.1	Consent of Baker & Daniels LLP (included in Exhibit 5.1 hereto).

99.1	Press Release, dated November 12, 2009, issued by Zimmer Holdings, Inc.

99.2	Press Release, dated November 12, 2009, issued by Zimmer Holdings, Inc.